Vanguard Global ESG Select Stock Fund

Supplement Dated May 21, 2019, to the Prospectus and
Summary Prospectus Dated May 21, 2019

Subscription Period

Vanguard Global ESG Select Stock Fund will hold a subscription period from
May 21, 2019, through June 4, 2019. During this period, the Fund will invest in money market instruments or hold its assets in cash rather than seek to achieve its investment objective. This strategy should allow the Fund to accumulate sufficient assets to construct a complete portfolio within a single day and is expected to reduce initial trading costs.

The Fund reserves the right to terminate or extend its subscription period prior to June 4, 2019.

During the subscription period, you may invest in the Fund online (if you are registered for online access) or you may contact Vanguard by telephone or by mail to complete a transaction. Please see the Investing With Vanguard section of the prospectus for more details about requesting transactions.

© 2019 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

PS 2247 052019